SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.


                                 FORM 8-K/A


                               CURRENT REPORT


                   Pursuant to Section 10 or 15(d) of the
                      Securities Exchange Act of 1934



                             November 15, 1996
              ------------------------------------------------
              Date of Report (date of earliest event reported)


                        NETWORK LONG DISTANCE, INC.
           -----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


    Delaware                     0-23172                        77-1122018
---------------                -----------                 -------------------
(State or Other                (Commission                 (IRS Employer Iden-
Jurisdiction of                File Number)                 tification Number)
Incorporation)


                             525 Florida Street
                       Baton Rouge, Louisiana  70801
                   --------------------------------------
                  (Address of Principal Executive Offices
                            Including Zip Code)


                                (504) 343-3125
                        ------------------------------
                       (Registrant's telephone number,
                             including area code)







Page 1 of 12.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Audited Financial Statements of United Wats, Inc.*

                                                                     Item 7(a)

*  previously filed

   (b)    Pro Forma Financial Information.
                                                                     Item 7(b)

                   PRO FORMA COMBINING FINANCIAL STATEMENTS

The following unaudited Pro Forma Combining Balance Sheet as of September 30, 1996, and unaudited Pro Forma Combining Income Statements for the six months ended September 30, 1996 and 1995, and years ended March 31, 1996 and 1995, illustrate the effect of a proposed merger with United Wats, Inc. (United Wats) and the acquisition of a segment of the customer base and related accounts receivable of Universal Network Services, Inc. (UniNet) as of May 31, 1996. Network Long Distance, Inc. (the Company) merged with
United Wats on November 15, 1996. The Company issued approximately 2,278,000 shares of common stock for all of the outstanding shares of United Wats in a transaction accounted for as a pooling-of-interests. The Company acquired the UniNet customer base and accounts receivable for cash of approximately $3,628,000 and the issuance of approximately 244,000 shares of restricted common stock, of which approximately 49,000 shares are held in escrow, in a transaction accounted for as a purchase of a business. The United Wats and UniNet acquisitions are collectively referred to as the Acquisitions. The
Pro Forma Combining Balance Sheet assumes that the Acquisitions occurred on the date the balance sheet is presented. The Pro Forma Combining Income Statements assume that the Acquisitions occurred at the beginning of the earliest period presented.

United Wats, prior to the proposed merger, and UniNet, prior to the purchase, both utilized a December 31 fiscal year end. For purposes of the Pro Forma Combining Financial Statements for the years ended March 31, 1996 and 1995, United Wats and UniNet amounts reflect historical results of operations for these entities for the years ended December 31, 1995 and 1994. For purposes of the Pro Forma Combining Financial Statements for the six months ended September 30, 1995, United Wats and UniNet amounts reflect historical results of operations for these entities for the six months ended June 30, 1995. The Pro Forma Combining Financial Statements for the six months ended September 30, 1996, reflect a change in fiscal year end to March 31 for United Wats. As a result, the Pro Forma Combining
Financial Statements for the six months ended September 30, 1996, represent historical results of operations for United Wats and UniNet for the six months ended September 30, 1996.

The Pro Forma Combining Financial Statements are presented for comparative purposes only and are not intended to be indicative of actual results had the transaction occurred as of the dates indicated above nor do they purport to indicate results which may be attained in the future.

                            NETWORK LONG DISTANCE
                    PRO FORMA COMBINING BALANCE SHEET <F1>
                             As of September 30, 1996


                                                                  Network/
                                                                 United Wats
                             Network    United Wats  Pro Forma    Pro Forma
                           Historical   Historical  Adjustments   Combined
                              <F2>         <F3>
                            ---------   ---------   ---------     ---------
Current assets             $ 9,095,476  $4,321,365  $     -       $13,416,841
Property and equipment,
 net                         1,784,243      98,953        -         1,883,196
Customer acquisition costs,
 net                         8,599,965        -           -         8,599,965
Goodwill, net                4,744,781        -           -         4,744,781
Other intangibles, net         373,297        -           -           373,297
Other assets                   713,406        -           -           713,406
                            ----------   ----------  ----------    ----------
 Total assets              $25,311,168  $ 4,420,318 $     -       $29,731,486
                            ==========   ==========  ==========    ==========

Current liabilities        $ 5,548,941  $ 2,772,511 $     -       $ 8,321,452
Deferred tax liability            -         374,528       -           374,528
Long-term debt               4,572,598         -          -         4,572,598
Capital lease obligation        57,629         -          -            57,629
Stockholders' equity:
 Series A preferred stock         -            -          -              -
 Common stock                      449       20,000    (19,772)<F4>       673
 Additional paid-in
  capital                   14,723,199       46,265     19,772<F4> 14,789,232
 Retained earnings             408,352    1,299,304       -         1,707,656
 Treasury Stock                   -         (92,290)      -           (92,290)
                            ----------   ---------- ----------     ----------
   Total stockholders'
    equity                  15,132,000    1,273,279       -        16,405,279
                            ----------   ----------  ----------    ----------
   Total liabilities and
     stockholders' equity  $25,311,168  $ 4,420,318  $    -       $29,731,486
                            ==========   ==========  ==========    ==========


                           NETWORK LONG DISTANCE
                  PRO FORMA COMBINING INCOME STATEMENT <F1>
                 For the Six Months Ended September 30, 1996


                                                                                                              Network/
                                                                     Network/                                  UniNet/
                                                                      UniNet                                 United Wats
                         Network       UniNet      Pro Forma        Pro Forma    United Wats     Pro Forma    Pro Forma
                       Historical    Historical     Adjust-          Combined     Historical      Adjust-     Combined
                          <F5>          <F6>         ments                           <F10>         ments
                        --------      --------      --------         --------      --------      ---------    --------
Revenues              $20,196,965    $2,375,000    $(791,659) <F7>  $21,780,306   $9,396,711    $    -       $31,177,017
Operating Expenses:
  Telecommunications
   costs               13,761,456     1,775,000     (591,661) <F7>   14,944,795    6,938,285         -        21,883,080
  Selling, general
   and administrative   4,858,299       827,000         -     <F7>    5,685,299    1,737,378         -         7,422,677
  Provision for losses
   on accounts
   receivable             543,007        49,000      (16,333) <F7>      575,674         -            -           575,674
  Depreciation and
   amortization           845,562       148,000     (148,000) <F7>      845,562       15,000         -           860,562
                                                      90,985  <F8>
                        ---------     ---------    ---------          ---------    ---------    ---------      ---------
    Total              20,008,324     2,799,000     (665,009)        22,142,315    8,690,663         -        30,832,978
                        ---------     ---------    ---------          ---------    ---------    ---------      ---------

Operating income(loss)    188,641      (424,000)    (126,650)          (362,009)     706,048         -           344,039
Interest income
 (expense), net          (254,865)       76,000      (76,000) <F7>     (254,865)      50,574         -          (204,291)
Other income (loss)          -             -         (86,165) <F9>      (86,165)        -            -           (86,165)
                        ---------     ---------    ---------          ---------    ---------    ---------      ---------
Income before income
 taxes                    (66,224)     (348,000)    (288,815)          (703,039)     756,622         -            53,583
(Provision) benefit for
 income taxes             (94,731)         -            -     <F11>     (94,731)    (106,688)        -          (201,419)
                        ---------     ---------    ---------          ---------    ---------    ---------      ---------

Net income (loss)        (160,955)     (348,000)    (288,815)          (797,770)     649,934         -          (147,836)

Pro forma
 tax adjustment            (4,700)         -            -                (4,700)        -            -            (4,700)
                        ---------     ---------    ---------          ---------    ---------    ---------      ---------
                        $(165,655)    $(348,000)   $(288,815)         $(802,470)   $ 649,934    $    -         $(152,536)
                        =========     =========    =========          =========    =========    =========      =========

Number of shares issued
 and outstanding <F12>:
   Primary              3,782,807                                     3,814,415                                 6,092,192
                        =========                                     =========                                ==========
   Fully Diluted        3,782,807                                     3,814,415                                 6,092,192
                        =========                                     =========                                ==========

Earnings per share:
   Primary                 $(0.04)                                       $(0.21)                                   $(0.02)
                        =========                                     =========                                ==========
   Fully Diluted           $(0.04)                                       $(0.21)                                   $(0.02)
                        =========                                     =========                                ==========

Pro forma earnings
 per share:
   Primary                 $(0.04)                                        $(0.21)                                  $(0.03)
                        =========                                      =========                               ==========
   Fully Diluted           $(0.04)                                        $(0.21)                                  $(0.03)
                        =========                                      =========                               ==========


                           NETWORK LONG DISTANCE
                  PRO FORMA COMBINING INCOME STATEMENT <F1>
                 For the Six Months Ended September 30, 1996


                                                                                                             Network/
                                                                   Network/                                   UniNet/
                                                                    UniNet                                  United Wats
                       Network       UniNet       Pro Forma       Pro Forma     United Wats     Pro Forma    Pro Forma
                      Historical   Historical      Adjust-         Combined      Historical      Adjust-     Combined
                                      <F10>         ments                           <F10>         ments
                       --------      --------      --------        --------       ---------     ---------    ---------
Revenues             $15,903,736    $3,856,886  $(1,285,629) <F7> $18,474,993    $3,916,032    $    -       $22,391,025
 Operating Expenses:
  Telecommunications
   costs              11,969,747     3,065,636   (1,021,879) <F7>  14,013,504     2,706,121         -        16,719,625
  Selling, general
   and administrative  3,090,098     1,705,470         -     <F7>   4,795,568       892,528         -         5,688,096
  Provision for losses
   on accounts
   receivable            174,296       552,581     (184,194) <F7>     542,683          -            -           542,683
  Depreciation and
   amortization          388,349       412,440     (412,440) <F7>     388,349        12,355         -           400,704
                                                   (181,969) <F8>
                       ---------     ---------    ---------         ---------     ---------    ---------      ---------
    Total             15,622,490     5,736,127   (1,800,482)       19,558,135     3,611,004         -        23,169,139
                       ---------     ---------    ---------         ---------     ---------    ---------      ---------

Operating income (loss)  281,246    (1,879,241)     514,853        (1,083,142)      305,028         -          (778,114)
Interest income
 (expense), net          (68,725)     (300,970)     300,970  <F7>    (241,055)      (11,053)        -          (252,108)
                                                   (172,330) <F9>
Other income (loss)        22,827         -            -               22,827         9,400         -            32,227
                       ---------     ---------    ---------         ---------     ---------    ---------      ---------
Income before income
 taxes                   235,348    (2,180,211)     643,493        (1,301,370)      303,375         -          (997,995)
(Provision) benefit
 for income taxes        (40,968)          800         (800) <F11>    (40,968)     (127,155)        -          (168,123)
                       ---------     ---------    ---------         ---------     ---------    ---------      ---------
Net income (loss)        194,380    (2,179,411)     642,693        (1,342,338)      176,220         -        (1,166,118)
Pro forma
 tax adjustment          (60,145)         -            -              (60,145)         -            -           (60,145)
                       ---------     ---------    ---------         ---------     ---------    ---------      ---------

                       $ 134,235   $(2,179,411)   $ 642,693       $(1,402,483)    $ 176,220    $    -       $(1,226,263)
                       =========     =========    =========         =========     =========    =========      =========

Number of shares issued
 and outstanding <F12>:
   Primary             2,784,805                                    2,540,146                                 4,817,923
                       =========                                    =========                                 =========
   Fully Diluted       2,784,805                                    2,540,146                                 4,817,923
                       =========                                    =========                                 =========

Earnings per share:
   Primary                 $0.07                                       $(0.53)                                   $(0.24)
                       =========                                    =========                                 =========
   Fully Diluted           $0.07                                       $(0.53)                                   $(0.24)
                       =========                                    =========                                 ==========

Pro forma earnings
 per share:
   Primary                 $0.05                                       $(0.55)                                   $(0.25)
                       =========                                    =========                                 =========
   Fully Diluted           $0.05                                       $(0.55)                                   $(0.25)
                       =========                                    =========                                 =========


                           NETWORK LONG DISTANCE
                  PRO FORMA COMBINING INCOME STATEMENT <F1>
                  For the Twelve Months Ended March 31, 1996


                                                                                                              Network/
                                                                     Network/                                  UniNet/
                                                                      UniNet                                 United Wats
                        Network       UniNet      Pro Forma          Pro Forma    United Wats    Pro Forma    Pro Forma
                      Historical    Historical     Adjust-           Combined     Historical      Adjust-     Combined
                                       <F10>        ments                            <F10>         ments
                       ---------     ---------     --------          ---------     ---------     ---------    --------
Revenues              $34,273,486    $9,307,000   $(3,102,302) <F7> $40,478,184   $10,425,705   $    -       $50,903,889
 Operating Expenses:
  Telecommunications
   costs               24,810,691    10,888,500    (3,629,464) <F7>  32,069,727     7,737,530        -        39,807,257
  Selling, general
   and administrative   7,133,456     5,055,300          -     <F7>  12,188,756     1,902,817        -        14,091,573
  Provision for losses
   on accounts
   receivable           1,047,151       489,100      (163,017) <F7>   1,373,234        65,000        -         1,438,234
  Depreciation and
   amortization         1,211,717       815,000      (815,000) <F7>   1,575,655        35,109        -         1,610,764
                                                      363,938  <F8>
                        ---------     ---------     ---------         ---------     ---------   ---------      ---------
    Total              34,203,015    17,247,900    (4,243,543)       47,207,372     9,740,456        -        56,947,828
                        ---------     ---------     ---------         ---------     ---------   ---------      ---------

Operating income (loss)    70,471    (7,940,900)    1,141,241        (6,729,188)      685,249        -        (6,043,939)
Interest income
 (expense), net          (239,855)     (451,700)      451,700  <F7>    (584,515)      (20,543)       -          (605,058)
                                                     (344,660) <F9>
Other income (loss)        40,215      (305,300)      305,300  <F7>      40,215        62,233        -           102,448
                        ---------     ---------     ---------         ---------     ---------   ---------      ---------
Income before income
 taxes                   (129,169)   (8,697,900)    1,553,581        (7,273,488)      726,939        -        (6,546,549)
(Provision) benefit
 for income taxes          69,031       (20,000)       20,000  <F11>     69,031      (292,304)       -          (223,273)
                        ---------     ---------     ---------         ---------     ---------   ---------      ---------

Net income (loss)         (60,138)   (8,717,900)    1,573,581        (7,204,457)      434,635        -        (6,769,822)
Pro forma
 tax adjustment          (126,375)         -             -             (126,375)         -           -          (126,375)
                        ---------     ---------     ---------         ---------     ---------   ---------      ---------

                        $(186,513)  $(8,717,900)   $1,573,581       $(7,330,832)    $ 434,635   $    -       $(6,896,197)
                        =========     =========     =========         =========     =========   =========      =========

Number of shares issued
 and outstanding <F12>:
   Primary              3,068,151                                     3,263,157                                5,540,934
                        =========                                     =========                                =========
   Fully Diluted        3,068,151                                     3,263,157                                5,540,934
                        =========                                     =========                                =========

Earnings per share:
   Primary                 $(0.02)                                       $(2.21)                                  $(1.22)
                        =========                                     =========                                =========
   Fully Diluted           $(0.02)                                       $(2.21)                                  $(1.22)
                        =========                                     =========                                =========

Pro forma earnings
 per share:
   Primary                 $(0.06)                                       $(2.25)                                  $(1.24)
                        =========                                     =========                                =========
   Fully Diluted           $(0.06)                                       $(2.25)                                  $(1.24)
                        =========                                     =========                                =========


                           NETWORK LONG DISTANCE
                  PRO FORMA COMBINING INCOME STATEMENT <F1>
                  For the Twelve Months Ended March 31, 1995


                                                                                                               Network/
                                                                      Network/                                  UniNet/
                                                                       UniNet                                 United Wats
                        Network        UniNet       Pro Forma         Pro Forma    United Wats   Pro Forma     Pro Forma
                      Historical     Historical      Adjust-          Combined     Historical     Adjust-      Combined
                                        <F10>         ments                           <F10>        ments
                       ---------      ----------    ---------         ---------     ---------    ---------     ---------
Revenues              $27,006,864    $4,170,300    $(1,390,086) <F7> $29,787,078   $2,367,989   $    -        $32,155,067
 Operating Expenses:
  Telecommunications
   costs               21,147,295     2,543,000       (847,658) <F7>  22,842,637      676,350        -         23,518,987
  Selling, general
   and administrative   4,481,600     2,251,400           -     <F7>   6,733,000    1,170,503        -          7,903,503
  Provision for losses
   on accounts
   receivable             396,814       327,400        109,122  <F7>     833,336        6,500        -            839,836
  Depreciation and
   amortization           371,688       864,500       (500,562) <F8>     735,626       24,973        -            760,599
                        ---------     ---------      ---------         ---------    ---------   ---------       ---------
    Total              26,397,397     5,986,300     (1,239,098)       31,144,599    1,878,326        -         33,022,925
                        ---------     ---------      ---------         ---------    ---------   ---------       ---------

Operating income (loss)   609,467    (1,816,000)      (150,988)       (1,357,521)     489,663        -           (867,858)
Interest income
 (expense), net            91,875      (230,200)       230,200  <F7>    (252,786)     (34,783)       -           (287,569)
                                                      (344,661) <F9>
Other income (loss)       (30,142)   (1,338,700)     1,338,700  <F7>     (30,142)       8,388        -            (21,754)
                        ---------     ---------      ---------         ---------    ---------   ---------       ---------
Income before income
 taxes                    671,200    (3,384,900)     1,073,251        (1,640,449)     463,268        -         (1,177,181)
(Provision) benefit
 for income taxes        (118,743)       (8,000)        8,000  <F11>    (118,743)    (148,211)       -           (266,954)
                        ---------     ---------     ---------          ---------    ---------   ---------       ---------

Net income (loss)         552,457    (3,392,900)    1,081,251         (1,759,192)     315,057        -         (1,444,135)
Pro forma
 tax adjustment           (28,685)         -             -               (28,685)        -            -           (28,685)
                        ---------     ---------     ---------          ---------    ---------   ---------       ---------

                        $ 523,772   $(3,392,900)   $1,081,251        $(1,787,877)   $ 315,057   $    -        $(1,472,820)
                        =========     =========     =========          =========    =========   =========       =========

Number of shares issued
 and outstanding <F12>:
   Primary              2,708,057                                      2,903,063                                5,180,840
                        =========                                      =========                                =========
   Fully Diluted        2,708,057                                      2,903,063                                5,180,840
                        =========                                      =========                                =========

Earnings per share
   Primary                  $0.20                                         $(0.61)                                  $(0.28)
                        =========                                      =========                                =========
   Fully Diluted            $0.20                                         $(0.61)                                  $(0.28)
                        =========                                      =========                                =========

Pro forma earnings
 per share:
   Primary                  $0.19                                         $(0.62)                                  $(0.28)
                        =========                                      =========                                =========
   Fully Diluted            $0.19                                         $(0.62)                                  $(0.28)
                        =========                                      =========                                =========


              NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS

1. The adjustments to the unaudited Pro Forma Combining Financial Statements do not give effect to direct transaction costs or any resulting restructuring costs associated with the consummation of the Acquisitions nor do these statements give effect to any potential costs savings and synergies that could result from the Acquisitions. The unaudited Pro Forma Combining Financial Statements are not necessarily indicative of the operating results or financial position that would have occurred had the Acquisitions been consummated at the dates indicated nor necessarily indicative of future operating results or financial position.

2. Represents the historical carrying value of the assets and liabilities of Network as of September 30, 1996 which includes the effects of the purchase of UniNet effective May 31, 1996.

3. Represents the historical carrying value of the assets and liabilities of United Wats as of September 30, 1996.

4. These adjustments represent the restatement of common stock and additional paid in capital to reflect the merger of the Company with United Wats. The Company issued approximately 2,278,000 shares of common stock in connection with the merger.

5. Represents the historical results of operations of the Company for the six months ended September 30, 1996, which includes the results of operations of UniNet for the months of June through September 1996 because the UniNet acquisition was not effective until May 31, 1996.

6. Represents the historical results of operations of UniNet for April and May 1996.

7. Represents the elimination of UniNet's revenue and expenses for that portion of the business not acquired by the Company. The Company purchased a portion of UniNet's customer base which accounts for approximately 67% of UniNet's monthly revenues and telecommunications costs at the time of the acquisition. For purposes of the Pro Forma Combining Financial Statements, the Company has assumed that certain selling, general and administrative costs are directly attributable to the customer base, and as such, are reflected as acquired by the Company. The Company has estimated that the same percentage of revenues and direct costs purchased is applicable for all periods presented.

8. Represents the amortization expense of the incremental excess of cost over net tangible assets acquired which is amortized using the straight-line method over 7.5 and 30 years, respectively, for the excess allocated to customer acquisition costs and goodwill.

9. This adjustment represents the interest expense on the borrowings from the Company's credit facility to pay the cash portion of the UniNet purchase price. The Company's incremental borrowing rate on the credit facility is prime plus one. For purposes of the Pro Forma Combining Income Statements, the Company is assuming an annual rate of 9.5% for all periods presented.

10. Represents the historical results of operations of the applicable entity for the period presented. Prior to the proposed merger of United Wats and the purchase of UniNet these entities utilized a December 31 fiscal year end. For purposes of the Pro Forma Combining Financial Statements for the years ended March 31, 1996 and 1995, the United Wats and UniNet amounts reflect historical results of operations for these entities for the years ended December 31, 1995 and 1994. For purposes of the Pro Forma Combining Financial
     Statements for the six months ended September 30, 1995, the United Wats and UniNet amounts reflect historical results of operations for these entities for the six months ended June 30, 1995. For purposes of the Pro Forma Combining Financial Staements for the six months ended September 30, 1996, the United Wats amounts reflect historical results of operations for this entity for the six months ended September 30, 1996.

11. This adjustment eliminates the taxes previously recorded by UniNet. For purposes of the Pro Forma Combining Financial Statements, no additional tax benefit will be reflected for the losses sustained by the UniNet operation.

12. The pro forma share data are based on the Company's historical weighted average shares outstanding as calculated for primary and fully diluted earnings per share with pro forma amounts being adjusted to reflect the effect of the issuance of approximately 195,000 restricted common shares in connection with the UniNet acquisition and 2,278,000 restricted common shares in connection with the proposed United Wats acquisition. Pro Forma share data excludes approximately 49,000 common shares held in escrow as part of the UniNet acquisition because these shares are not considered as part of the purchase price.

          (c)  Exhibits: Filed herewith pursuant to Reg. S-K Item 601 is the following exhibit.

               EXHIBIT NO.    DESCRIPTION
               -----------    -----------
                   1          Share Exchange Agreement and Plan of
                              Reorganization dated November 15, 1996
                              between the Registrant and United Wats, Inc..*

* previously filed.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK LONG DISTANCE, INC.



Dated: November 26, 1996                By:   /s/ MARC I. BECKER
                                            -----------------------------
                                            Marc I. Becker,
                                            Executive Vice President